Inventories	9 Months Ended
Sep. 30, 2021
Inventories.
Inventories

7. Inventories

Inventories include the following:

	December 31, 2020	September 30, 2021
	EUR k	EUR k
Raw materials	13,790	115,838
Unfinished goods	—	21,079
Finished goods	741	3,963
Total	14,531	140,880

During 2021, the Company began production of vaccine doses which are recorded in inventory as of September 30, 2021 as the costs were determined to be recoverable under existing arrangements regardless of whether regulatory approval is obtained.

During the nine months ended September 30, 2021, the increase in inventory of EUR 126,499k is due primarily to unfinished products in CVnCOV inventory and increased stock of raw material required for the production of CVnCOV.